Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Convertible Preferred Stock Numbers as Shown on Common Stock Equivalent Basis

The convertible preferred stock numbers shown in the table below are shown on a common stock equivalent basis as a result of the reverse stock split described in note 3, Reverse Stock Split and Initial Public Offering.

	December 31,
	2012	2011	2010
Convertible preferred stock	—	6,899,737	2,399,742
Stock options and unvested restricted stock	2,153,900	1,510,000	1,367,449